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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


                                    Re: Security Associates International, Inc.
                                                            Supplement No. 4 to
                                                Form S-1 Registration Statement
                                         (Registration Statement No. 333-31775)



As independent public accountants, we hereby consent to the use of our report dated January 23, 1998 and to all references to our Firm included in or made a part of this Registration Statement.


                                                ARTHUR ANDERSEN LLP

Chicago, Illinois
February 3, 1998